Vessels, Net and Other Fixed Assets, Net	12 Months Ended
Dec. 31, 2011
Vessels Net Other Fixed Assets Net Abstract
Vessels, Net and Other Fixed Assets, Net

4.Vessels, Net and Other Fixed Assets, Net

On April 19, 2011, the Company entered into two separate Memoranda of Agreement, one with each of Ardelia Navigation Ltd. (“Ardelia”) and Eridanus Trading Co. (“Eridanus”), both wholly owned subsidiaries of Paragon for the acquisition of Box Voyager and Box Trader, respectively, each a 3,426 TEU, 2010 built, containership, each for a consideration of $34,617,200 in cash and 1,133,300 shares of the Company’s common stock, valued at $11.375 per share. Both vessels were owned and operated by Paragon prior to delivery to the Company on April 29, 2011.

On April 20, 2011, the Company accepted an assignment of a Memorandum of Agreement entered into by Allseas with an unaffiliated third party for the acquisition of Maule, a 6,589 TEU, built in 2010, containership, for cash consideration of $79,285,000. The vessel was delivered to the Company on May 9, 2011.

On April 20, 2011 the Company accepted an assignment of a Memorandum of Agreement entered into by Allseas with an unaffiliated third party for the acquisition of Maersk Diadema (formerly the MSC Siena), a 4,546 TEU, built in 2006, containership, for cash consideration of $59,590,000. The vessel was delivered to the Company on May 19, 2011.

On April 19, 2011, the Company entered into a Memorandum of Agreement with a wholly owned subsidiary of Paragon for the acquisition of CMA CGM Kingfish, a 5,095 TEU, built in 2007, containership, for a consideration of $35,765,600 in cash and 1,170,900 shares of the Company’s common stock, valued at $10.095 per share. The vessel was delivered to Paragon on April 29, 2011 and Paragon delivered the vessel to the Company on May 19, 2011.

On April 19, 2011, the Company entered into a Memorandum of Agreement with Proplous, a company beneficially owned by the Company’s Chairman, President and Chief Executive Officer for the acquisition of CMA CGM Marlin, a 5,095 TEU, built in 2007, containership, for a consideration of $29,500,000 in cash and 1,562,500 shares of the Company’s common stock, valued at $10.785 per share. The vessel was delivered to Proplous on May 4, 2011 and Proplous delivered the vessel to the Company on May 31, 2011.

The fair value of the common stock issued as consideration for the above-mentioned vessels was determined to be the average price of the highest and lowest market price on the acquisition (delivery) date the relevant vessel was acquired and delivery accepted.

The above six vessels comprised the Initial Fleet.

On June 13, 2011, the Company accepted an assignment of a Memorandum of Agreement entered into by Allseas with an unaffiliated third party for the acquisition of MSC Emma, a 5,060 TEU, built in 2004, containership, for a cash consideration of $55,000,000. The vessel was delivered to the Company on August 3, 2011.

The amounts shown in the accompanying consolidated balance sheet are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2011	$-	$-	$-
Vessel acquisitions	374,726,346	-	374,726,346
Depreciation	-	(8,032,751)	(8,032,751)
Balance, December 31, 2011	$374,726,346	$(8,032,751)	$366,693,595

All the Company’s vessels are first-priority mortgaged as collateral to secure the bank loans discussed in Note 7. No impairment loss was recorded during 2011.

Other fixed assets consist of computer systems installed on board the vessels to improve their efficiency. Other fixed assets are stated at cost, less accumulated depreciation. Depreciation for other fixed assets is calculated using the straight-line method over the useful life of the assets, which is estimated to be 5 years. Depreciation charged for 2011 amounted to $17,328.